Exhibit 99.1

TerraForm Global Reports 1Q 2016 Financial Results and Files Form 10-Q

BETHESDA, Md., Dec. 23, 2016 (GLOBENEWSWIRE) -- TerraForm Global, Inc. (Nasdaq: GLBL) (“TerraForm Global” or the “Company”), a global owner and operator of clean energy power plants, today reported first quarter 2016 financial results and filed its Form 10-Q for the quarterly period ended March 31, 2016 with the Securities and Exchange Commission. The Form 10-Q is available on the Investors section of TerraForm Global’s website at www.terraformglobal.com.

“In addition to TerraForm Global’s 2015 financial results announced on Wednesday, the reporting of our first quarter 2016 results demonstrates further progress toward regaining regulatory compliance,”  said Peter Blackmore, Chairman and Interim CEO of TerraForm Global. “We expect to complete the remaining 2016 filings and regain full compliance by March 2017. Moving forward, our Board and management team remain dedicated to operational excellence and will continue to take actions that best position the company for success and deliver value to shareholders.”

1Q 2016 Results: Key Metrics

1Q 2016
MW (net economic ownership) at end of period	890
Capacity Factor	24.5%
MWh (000s)	506
Adjusted Revenue / MWh	$95

Revenue, net ($M)	$48
Adjusted Revenue ($M)	$48
Net Income / (Loss) ($M)	($6)
Adjusted EBITDA ($M)	$34
Adjusted EBITDA Margin	70.2%
CAFD ($M)	$44

Unrestricted Cash at end of period ($M)	$922

Investor Conference Call

The previously announced investor conference call to be held on January 9, 2017 will also cover the 1Q 2016 results.

About TerraForm Global

TerraForm Global is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Global creates value for its investors by owning and operating clean energy power plants in high-growth emerging markets. For more information about TerraForm Global, please visit: www.terraformglobal.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made.  Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under our revolving credit facility, the indenture governing our senior notes, and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to our exploration and potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that most of our directors and executive officers are also directors and executive officers of TerraForm Power, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control.

TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2015, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure, which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Cash Available for Distribution (CAFD)

CAFD is a supplemental non-GAAP measure of TerraForm Global's ability to earn and distribute cash to investors. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs.

Contacts:

Investors:

Brett Prior
TerraForm Global
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Operating revenues, net	$47,686	$17,806
Operating costs and expenses:
Cost of operations	5,202	358
Cost of operations - affiliate	5,030	964
General and administrative	2,947	4,486
General and administrative - affiliate	7,237	2,967
Acquisition, formation and related costs	10,005	—
Depreciation, accretion and amortization	14,572	2,735
Total operating costs and expenses	44,993	11,510
Operating income	2,693	6,296
Other expense (income):
Gain on extinguishment of debt	(6,261)	—
Interest expense, net	33,663	16,821
Gain on foreign currency exchange	(12,349)	—
Other income, net	(6,970)	(418)
Total other expenses, net	8,083	16,403
Loss before income tax expense	(5,390)	(10,107)
Income tax expense	858	1,118
Net loss	(6,248)	$(11,225)
Less: loss attributable to non-controlling interests	(1,616)
Net loss attributable to TerraForm Global, Inc. Class A common stockholders	$(4,632)

Weighted average number of shares:
Class A common stock - Basic and Diluted	106,856
Loss per share:
Class A common stock - Basic and Diluted	$(0.04)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(In thousands)

	Three Months Ended March 31,
	2016	2015
Net loss	$(6,248)	$(11,225)
Other comprehensive income (loss):
Net foreign currency translation adjustments	4,561	4,477
Net unrealized loss on hedging instruments	(14,464)	(103)
Other comprehensive loss, net of tax	(9,903)	4,374
Total comprehensive loss	$(16,151)	(6,851)
Less: Predecessor comprehensive loss prior to initial public offering on August 5, 2015	—	(6,851)
Comprehensive income subsequent to initial public offering	(16,151)	$—
Less: Comprehensive loss attributed to non-controlling interest:
Net loss	(1,616)
Net foreign currency translation adjustments	1,845
Net unrealized loss on hedging instruments	(9,692)
Comprehensive loss attributed to non-controlling interest	(9,463)
Comprehensive loss attributed to Class A common stockholders	(6,688)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(In thousands, except per share data)	2016	2015
ASSETS
Current assets:
Cash and cash equivalents, including consolidated variable interest entities of $37,090 in 2016 and $19,957 in 2015	$921,510	$922,318
Current portion of restricted cash, including consolidated variable interest entities of $49,023 in 2016 and $46,321 in 2015	76,618	119,151
Accounts receivable, net	32,448	30,287
Prepaid expenses and other current assets, including consolidated variable interest entities of $105,920 in 2016 and $118,422 in 2015	112,071	139,335
Total current assets	1,142,647	1,211,091
Power plants, net, including consolidated variable interest entities of $610,207 in 2016 and $473,419 in 2015	1,305,030	1,206,604
Restricted cash	18,342	22,682
Intangible assets, net, including consolidated variable interest entities of $52,204 in 2016 and $51,159 in 2015	71,457	70,630
Equity method investment	—	73,249
Deposit for acquisitions, net	49,733	51,101
Other assets, including consolidated variable interest entities of $105,920 in 2016 and $114,828 in 2015	46,773	51,809
Total assets	$2,633,982	$2,687,166
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt, including consolidated variable interest entities of $327,707 in 2016 and $326,535 in 2015	$348,806	$319,498
Accounts payable	16,800	8,491
Accrued expenses and other current liabilities, including consolidated variable interest entities of $40,935 in 2016 and $34,338 in 2015	118,417	129,437
Due to Sun Edison, net	45,827	44,254
Total current liabilities	529,850	501,680
Long-term debt, less current portion	886,890	952,653
Asset retirement obligations	10,415	8,629
Other long-term liabilities, including consolidated variable interest entities of $26,863 in 2016 and $24,238 in 2015	1,380	1,455
Deferred tax liabilities, including consolidated variable interest entities of $40,028 in 2016 and $37,295 in 2015	42,273	39,482
Total liabilities	1,470,808	1,503,899
Stockholders’ Equity:
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized, no shares issued and outstanding at March 31, 2016 or December 31, 2015	—	—
Class A common stock, par value $0.01 per share, 2,750,000,000 shares authorized, 113,127,989 shares issued and outstanding at March 31, 2016, 114,630,318 shares issued and outstanding at December 31, 2015	1,131	1,146
Class B common stock, par value $0.01 per share, 200,000,000 shares authorized, 61,343,054 shares issued and outstanding at March 31, 2016 and December 31, 2015	613	613
Class B1 common stock, par value $0.01 per share, 550,000,000 shares authorized, no shares issued or outstanding in 2016 or 2015	—	—
Treasury stock	(28)	(28)
Additional paid-in capital	917,857	923,740
Accumulated deficit	(216,761)	(212,129)
Accumulated other comprehensive loss	(13,237)	(11,181)
Total TerraForm Global, Inc. stockholders’ equity	689,575	702,161
Non-controlling interests	473,599	481,106
Total stockholders’ equity	1,163,174	1,183,267
Total liabilities and stockholders’ equity	$2,633,982	$2,687,166

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(In thousands)

	Controlling Interests												Non-controlling Interests
	Class A Common Stock		Class B Common Stock		Class B1 Common Stock		Treasury Stock		Additional Paid-in- Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total	Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2015	114,630,318	$1,146	61,343,054	$613	—	$—	5,244	$(28)	$923,924	$(212,661)	$(11,253)	$701,741	$609,416	$(118,995)	$(9,753)	$480,668	$1,182,409
Investments in NPS and WXA	—	$—	—	$—	—	$—	—	$—	$(184)	$532	$72	$420	$(191)	$554	$75	$438	$858
Balance at December 31, 2015 (Recasted)	114,630,318	$1,146	61,343,054	$613	—		5,244	$(28)	$923,740	$(212,129)	$(11,181)	$702,161	$609,225	$(118,441)	$(9,678)	$481,106	$1,183,267
Class A shares forfeited on termination of employment	(1,502,329)	(15)	—	—	—		—	—	15	—	—	—	—	—	—	—	—
Stock-based compensation	—	—	—	—	—		—	—	1,107	—	—	1,107	—	—	—	—	1,107
Net loss	—	—	—	—	—		—	—	—	(4,632)	—	(4,632)	—	(1,616)	—	(1,616)	(6,248)
Net SunEdison Investment	—	—	—	—	—		—	—	—	—	—	—	25,625	—	—	25,625	25,625
Other comprehensive loss	—	—	—	—	—		—	—	—	—	(2,056)	(2,056)	—	—	(7,847)	(7,847)	(9,903)
Dividends paid	—	—	—	—	—		—	—	(30,674)	—	—	(30,674)	—	—	—	—	(30,674)
Equity reallocation	—	—	—	—	—		—	—	23,669	—	—	23,669	(23,669)	—	—	(23,669)	—
Balance at March 31, 2016	113,127,989	$1,131	61,343,054	$613	—		5,244	$(28)	$917,857	$(216,761)	$(13,237)	$689,575	$611,181	$(120,057)	$(17,525)	$473,599	$1,163,174

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(6,248)	$(11,225)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	893	465
Depreciation, amortization and accretion	14,572	2,735
Stock-based compensation expense	1,107	—
Change in fair value of interest rate swaps	3,362	594
Gain on extinguishment of debt	(6,261)	—
Unrealized gains on foreign currency, net	(11,439)	—
Deferred tax benefit	(1,175)	970
Changes in assets and liabilities:
Accounts receivable	661	(1,037)
Prepaid expenses and other current assets	7,254	(17)
Accounts payable, accrued expenses, and other current liabilities	(12,507)	(4,760)
Due to/from SunEdison, net	2,553	11,595
Other noncurrent assets and liabilities	—	2,054
Net cash (used in) provided by operating activities	(7,228)	1,374
Cash flows from investing activities:
Capital expenditures	(33,231)	(60,050)
Change in cash committed for construction	—	7,734
Change in restricted cash	44,539	819
Cash paid for acquisitions, net of cash acquired	—	(137)
Deposits on investments	—	(860)
Cash acquired upon FERSA consolidation	9,031	—
Returns from BioTherm escrow and deposits	3,775	—
Net cash provided by (used in) investing activities	24,114	(52,494)
Cash flows from financing activities:
Repayments of the 2022 Senior Notes	(35,441)	—
Proceeds from system debt financing	—	40,392
Repayments of system debt financing	(2,705)	(3,607)
Net SunEdison investment	45,991	2,916
Dividends paid	(30,674)	—
Payment of deferred financing costs	—	(1,752)
Net cash (used in) provided by financing activities	(22,829)	37,949
Net decrease in cash and cash equivalents	(5,943)	(13,171)
Effect of exchange rate changes on cash and cash equivalents	5,135	(617)
Cash and cash equivalents at beginning of period	922,318	150,146
Cash and cash equivalents at end of period	$921,510	$136,358

Appendix Table A-1: Reg. G: TerraForm Global, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA and CAFD

Adjusted EBITDA

We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.

We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.  Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.

Cash Available For Distribution (CAFD)

We believe CAFD is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.

We believe cash available for distribution is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. In addition, cash available for distribution is used by our management team for internal planning purposes.

Reconciliation of Adjusted EBITDA to CAFD

We define “cash available for distribution” or “CAFD” as adjusted EBITDA of Global LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee.

The following table presents a reconciliation of net loss to Adjusted EBITDA to CAFD:

Quarter Ended March 31, 2016
(in thousands)
Net income	(6,248)
Add/(Subtract):
Interest expense, net	33,663
Income tax expense (benefit)	858
Depreciation, accretion and amortization expense (a)	14,788
General and administrative expense - affiliate & G&A (b)	5,043
Non-cash stock-based compensation	1,107
Acquisition, formation and related cost (c)	10,005
Provision for contingent loss on deposit for acquisitions	-
Loss (gain) on foreign currency exchange, net (d)	(12,349)
Loss (gain) on extinguishment of debt, net	(6,261)
Other net loss (income)	(6,970)
Adjusted EBITDA	33,636
Add/(Subtract):
Interest payment	(55,696)
Scheduled project level and other debt service and repayments	(2,705)
Cash distributions to non-controlling interests	-
Non-expansionary capital expenditures	(79)
Change in restricted cash (e)	10,731
SunEdison Interest Support	41,208
India Viability Gap Funding Receipt	7,107
Economic Interest (f)	3,531
BioTherm Dividends Receipt (g)	3,775
Settlement gain/(loss) on foreign currency exchange related to operations	732
Other cash items (including interest income received)	1,575
Cash available for distribution	43,814

(a) Includes $0.2 million reduction within operating revenues, net due to net amortization of favorable and unfavorable rate revenue contracts for the three months ended March 31, 2016.

b) In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the quarter ended March 31, 2016 and the amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Global that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA.  The Company’s normal operating general and administrative expenses, not paid by SunEdison, are not added back in the reconciliation of net income (loss) to Adjusted EBITDA.

(c) Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the year ended December 31, 2015 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and formation and offering related fees and expenses – affiliate reflected in the consolidated statement of operations. These fees consist of professional fees for legal, tax, and accounting services related to our IPO.

(d) Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities.  The net loss relates primarily to losses on foreign currency hedges of certain planned acquisitions, and is partially offset by gains on foreign currency hedges associated with operations.

(e) Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation during the period from 4Q 2015 and 1Q 2016.

(f) Items include economic ownership in certain acquired operating assets, which accrued to TerraForm Global, Inc. prior to each acquisition close date.  Includes $3.5M related to our acquisition of wind plants from Renova for the period May 1, 2015 to September 18, 2015.

(g) Items represents cash dividends received as a result of our pending purchase agreement to acquire certain assets from BioTherm, the acquisition is expected to close in 1Q 2017.

Appendix Table A-2: Reg. G: TerraForm Global, Inc.

Reconciliation of Operating Revenues to Adjusted Revenue

Adjusted Revenue

We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.

The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue:

Quarter Ended March 31, 2016
(in thousands) Operating revenue, net	47,686
Amortization of favorable and unfavorable rate revenue contracts, net (a)	216
Adjusted revenue	47,902

(a) Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net